UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 6, 2011

VOYAGER OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Montana	0-50848	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2718 Montana Ave., Suite 220
Billings, MT 59101
(Address of principal executive offices, including zip code)

(406) 245-4902
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

(a)           On October 6, 2011, Voyager Oil & Gas, Inc. (the “Company”) replaced its independent registered public accounting firm, Mantyla McReynolds LLC (“Mantyla McReynolds”). The decision to replace Mantyla McReynolds was approved by the Audit Committee of the Board of Directors of the Company. Mantyla McReynolds’ reports on the Company’s consolidated financial statements for each of the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2010 and December 31, 2009 and through October 6, 2011, there were no disagreements between the Company and Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Mantyla McReynolds’ satisfaction, would have caused Mantyla McReynolds to make a reference to the subject matter of the disagreement in connection with its report for such years and subsequent interim periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim periods through October 6, 2011.

The Company has provided Mantyla McReynolds with a copy of this Current Report on Form 8-K. A copy of Mantyla McReynolds’ letter, dated October 6, 2011, stating its agreement with the above statements, is attached hereto as Exhibit 16.1.

(b)           On October 6, 2011, the Audit Committee engaged BDO USA, LLP (“BDO”) to serve as its new independent registered public accounting firm for the 2011 fiscal year. During the years ended December 31, 2010 and December 31, 2009 and through October 6, 2011, neither the Company nor anyone acting on its behalf consulted BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(1)(iv) and (v) of Regulation S-K.

 Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

16.1	Letter from Mantyla McReynolds LLC, dated October 6, 2011, regarding the change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER OIL & GAS, INC.

Date: October 7, 2011	By:	/s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	ITEM

16.1	Letter from Mantyla McReynolds LLC, dated October 6, 2011, regarding the change in certifying accountant.